Exhibit  10.5C

         AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENTS DATED AS OF
                                DECEMBER 17, 1993

          THIS AMENDMENT is made as of the 6th day of November, 1998, by and among RECOTON CORPORATION, a New York corporation with its principal offices at 2950 Lake Emma Road, Lake Mary, Florida 32746 (the "Corporation"); Robert L. Borchardt, residing at 802 Georgia Avenue, Winter Park, Florida ("Borchardt"); and THEODORE S. LYNN and MARVIN SCHLACTER, as trustees of the ROBERT AND TRUDI BORCHARDT 1993 FAMILY TRUST dated November 5, 1993 (the "Trustees").

          WHEREAS, the parties hereto have entered into three agreements dated as of December 17, 1993 regarding a split-dollar insurance program (the "Program"), one related to a John Hancock policy in the principal amount of $ 6,500,000 (the "First Policy Agreement"), another related to a Chubb Life American policy in the principal amount of $3,500,000 (the "Second Policy Agreement") and the third related to a Hartford Life Insurance Company policy in the principal amount of $1,300,000 (the "Third Policy Agreement" and, with the First Policy Agreement and the Second Policy Agreement, the "Agreements");

          WHEREAS, Borchardt continues to be employed by the Corporation and has continued to render competent efforts on behalf of the Corporation; and

          WHEREAS, Borchardt and the Trustees have requested that the Program be revised to increase the principal amount of the coverage and make certain changes in carriers and the Company has agreed with such request.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:

          1. All references in the First Policy Agreement to "John Hancock", "$6,500,000" and "Policy No. 08006960-2" are hereby changed to "Lincoln Life Insurance Company," "$10,000,000" and "Policy No. 4802506," respectively and
Article IV of the First Policy Agreement is hereby amended to read as set forth on Attachment I to this Amendment.

          2. The Second Policy Agreement is hereby terminated.

          3. The Third Policy Agreement remains unchanged.

          4. The parties have herewith entered into two new agreements (the "Fourth Policy Agreement" and the "Fifth Policy Agreement") in substantially the form of the other Agreements with respect to a life insurance policy from The Travelers Insurance Company in the principal amount of $2,250,000 (for the Fourth Policy Agreement) and a life insurance policy from Transamerica Occidental Life Insurance Company in the principal amount of $2,000,000 (for the Fifth Policy Agreement).

          5. The parties acknowledge that the policy issued by Lincoln Life Insurance Company ("Lincoln") is a variable universal life policy through Trudi's age 91 and the policies issued by The Travelers Insurance Company and Transamerica Occidental Life Insurance Company are interest sensitive universal life policies through Trudi's age 92, whereas the policy issued by John Hancock was a whole life policy and the policy issued by Chubb Life Insurance Company of America was a universal life policy.

          6. The parties consent to the surrender of the policies issued by John Hancock and Chubb Life Insurance Company of America with the cash surrender value being used to purchase the policy issued by Lincoln.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             RECOTON CORPORATION
ATTESTED:
/S/ Joseph W. Massot
----------------------                       By: /s/ Stuart Mont
Assistant Secretary                              ---------------------------
                                                 Name: Stuart Mont
                                                 Title:

                                                 /s/ Robert L. Borchardt
                                                ----------------------------
                                                 Robert L. Borchardt


                                                THE ROBERT AND TRUDI
                                                BORCHARDT 1993 FAMILY TRUST
                                                DATED NOVEMBER 5, 1993

                                                By:/s/ Theodore S. Lynn
                                                   ---------------------------
                                                   Theodore S. Lynn, Trustee

                                                   /s/ Marvin Schlacter
                                                  ---------------------------
                                                  Marvin Schlacter, Trustee

STATE OF Florida    )
                    :  ss.:
COUNTY OF Seminole  )

          On this 8th day of December, 1998, before me personally came Joseph Massot, to me known, who, being by me duly sworn, did depose and say that he resides in Seminole County; that he is the Assistant Secretary of Recoton Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                           /s/ Mary Ellen Noiseux
                                          -------------------------
                                              Notary Public

STATE OF Florida    )
                    :  ss.:
COUNTY OF Seminole  )

         On this 8th day of December, 1998, before me personally came Robert
L. Borchardt, to me known to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same.

                                             /s/ Mary Ellen Noiseux
                                          -------------------------
                                              Notary Public

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

         On this 10th day of December, 1998, before me personally came
Theodore S. Lynn, to me known to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same.

                                            /s/ Maureen C. Marry
                                           -------------------------
                                              Notary Public

STATE OF New York    )
                     :  ss.:
COUNTY OF New York   )

          On this 8th day of December, 1998, before me personally came Marvin Schlacter, to me known to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same.

                                           /s/ Joseph H. Massot
                                          -------------------------
                                             Notary Public

                                         ATTACHMENT I

                                   ARTICLE IV
                            SELECTION OF INVESTMENTS

          The Trustees and their successors, as the Owner of the Policy, shall have the sole and absolute discretion to select, and to change from time to time, the fund or funds or other investments through which the Policy is funded without the consent of any other person. The Trustees may consult with any registered investment advisors or any other persons whom they select, but they shall not be obligated to follow any instructions from any such individuals in determining or changing the investments or in taking any other actions with respect to the investments.